OPPENHEIMER INTERNATIONAL BOND FUND
Supplement Dated January 5, 1996 to the
Prospectus dated December 5, 1995

The following changes are made to the Prospectus:

1. The name "Oppenheimer Management Corporation" is changed to "OppenheimerFunds, Inc." in "Expenses - Annual Fund Operating Expenses," "A Brief Overview of the Fund - Who Manages The Fund," "How the Fund is Managed - The Manager and Its Affiliates" and the back cover page of the Prospectus. The name "Oppenheimer Funds Distributor, Inc." is changed to "OppenheimerFunds Distributor, Inc." in "How the Fund is Managed - The Distributor," "How to Buy Shares - Buying Shares Through the Distributor" and the back cover page of the Prospectus. The name "Oppenheimer Shareholder Services" is changed to "OppenheimerFunds Services" on the front and back cover pages of the Prospectus, in "How the Fund is Managed
- the Transfer Agent" and in "How to Sell Shares - Selling Shares by
Mail."

2. In "How to Buy Shares," a new section is added before the section entitled "Buying Class A Shares," on page 25, as follows:

   Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

3. In "How to Buy Shares - Buying Class A Shares - Waivers of Class A Sales Charges - Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers," on pages 27 and 28, the following subsections are added to the end of that paragraph:

        - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
        - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

        - any unit investment trust that has entered into an appropriate agreement with the Distributor;

        - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

        - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

4. In "How to Buy Shares - Buying Class A Shares - Waivers of Class A Sales Charges - Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions," on page 28, the following subsection is added to the end of that paragraph:

   - purchased with the proceeds of maturing principal of units of any Qualified UnitInvestment Liquid Trust Series;

5. "Appendix: Description of Ratings Categories of Rating Services" on page 43 is renamed to read "Appendix A: Description of Ratings Categories of Rating Services."

6. The following "Appendix B" is added to the Prospectus after "Appendix
A: Description of Ratings Categories of Rating Services" on page 43:

APPENDIX B

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds


        The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."
   The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

   Class A Sales Charges

   - Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

   - Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.


                                Front-End          Front-End
                                Sales              Sales       Commission
                                Charge             Charge      as
                                as a               as a        Percentage
      Number of                 Percentage         Percentage  of
      Eligible Employees        of Offering        of Amount   Offering
      or Members                Price              Invested    Price

      9 or fewer                2.50%              2.56%       2.00%

      At least 10 but not
      more than 49              2.00%              2.04%       1.60%



             For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 27 through 29 of this Prospectus.

             Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified
      Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 millon or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.


      -  Special Class A Contingent Deferred Sales Charge Rates

      Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates:
      if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

      -  Waiver of Class A Sales Charges for Certain Shareholders

      Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

             - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

             - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      -  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

      The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

             - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income
      Security Act of 1974 and regulations adopted under that law.

             - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class
      A Contingent Deferred Sales Charge."

      Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

      -  Waivers for Redemptions of Shares Purchased Prior to March
      6, 1995
      In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under
      Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

      In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
      Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or
      (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
      (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

      Special Dealer Arrangements

      Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

      Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.



January 5, 1996